UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 29, 2006
PRIDE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)	77057 (Zip Code)
Registrant’s telephone number, including area code: (713) 789-1400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agmt
Form of 1998 Long-Term Incentive Plan Restricted Stock Agmt
Form of 1998 Long-Term Incentive Plan Restricted Stock Unit Agmt

     Pride International, Inc. hereby amends (1) Item 8.01 of its current report on Form 8-K dated December 29, 2006 to add disclosure therein related to a second form of award agreement with respect to stock options, restricted stock and restricted stock units granted under Pride’s 1998 Long-Term Incentive Plan and (2) Item 9.01 of the current report on Form 8-K dated December 29, 2006 to file the forms of award agreement.
Item 8.01 Other Events.
     In December 2006, the Compensation Committee of the Board of Directors of Pride International, Inc. approved revisions to the forms of award agreements under Pride’s 1998 Long-Term Incentive Plan, which are to be effective for grants made after December 31, 2006. The vesting provisions of the forms of non-qualified stock option agreement were revised by adding a provision for the acceleration of vesting in the event of the optionee’s termination of employment by reason of death, disability or retirement.
     Pride has two forms of award agreement with respect to each type of award. Such forms contain substantially the same provisions (including the provisions described above), except that one form contains additional provisions with respect to, among other things:
•	acceleration of vesting of the award upon a “termination” of employment as defined in the employee’s employment agreement, which generally includes (1) a termination of employment by Pride other than for cause, (2) specified constructive terminations, (3) death or disability and (4) the employee’s voluntary resignation within a specified time following a change in control; and

•	with respect to options, (1) an additional 60 days (for a total of 120 days) to exercise an option in connection with a termination of employment for any reason other than death, disability, retirement or serious misconduct and (2) in the event of a termination in connection with a change in control, a period of the longer of two years after the change in control or 120 days after the termination.
Such additional provisions are contained in the employment agreements with certain of our executive officers.
     The Compensation Committee has the discretion to grant awards pursuant to either form. With respect to the grants made as of the first trading day of 2007, the Compensation Committee determined to use the form with the additional provisions for grants to executive officers, including our Senior Vice President and Chief Financial Officer, whose employment agreements do not contain such provisions.
     The foregoing description of the revised forms of award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are filed as exhibits to this Current Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

10.1*	Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agreement.

10.2*	Form of 1998 Long-Term Incentive Plan Restricted Stock Agreement.

10.3*	Form of 1998 Long-Term Incentive Plan Restricted Stock Unit Agreement.

10.4	Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agreement (with additional provisions).

10.5	Form of 1998 Long-Term Incentive Plan Restricted Stock Agreement (with additional provisions).

10.6	Form of 1998 Long-Term Incentive Plan Restricted Stock Unit Agreement (with additional provisions).

*	Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ W. Gregory Looser
	Name:	W. Gregory Looser
	Title:	Senior Vice President, General Counsel and Secretary

Date: February 16, 2007

EXHIBIT INDEX

No.	Description

10.1*	Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agreement.

10.2*	Form of 1998 Long-Term Incentive Plan Restricted Stock Agreement.

10.3*	Form of 1998 Long-Term Incentive Plan Restricted Stock Unit Agreement.

10.4	Form of 1998 Long-Term Incentive Plan Non-Qualified Stock Option Agreement (with additional provisions).

10.5	Form of 1998 Long-Term Incentive Plan Restricted Stock Agreement (with additional provisions).

10.6	Form of 1998 Long-Term Incentive Plan Restricted Stock Unit Agreement (with additional provisions).

*	Previously filed.

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